As filed with the Securities and Exchange Commission on June 28, 2004

                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                      EXFO ELECTRO-OPTICAL ENGINEERING INC.
             (Exact name of registrant as specified in its charter)


         CANADA                                         98-0131231
     (State or other                                 (I.R.S. Employer
     jurisdiction of                                 Identification No.)
     incorporation or
     organization)
                           --------------------------

                                400 GODIN AVENUE
                                 VANIER, QUEBEC
                                 CANADA G1M 2K2
                                 (418) 683-0211
              (Address, Including Zip Code, and Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)
                           --------------------------
                                STOCK OPTION PLAN
                            (Full title of the plan)
                           --------------------------
                              CT CORPORATION SYSTEM
                                111 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10011
                                 (212) 894-8940
                     (Name and Address, including Zip Code,
         and Telephone Number, including Area Code of Agent For Service)
                           --------------------------
                                   COPIES TO:
                             EDWIN S. MAYNARD, ESQ.
                  PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
                           1285 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10019-6064
                                 (212) 373-3000
                           --------------------------

                                               CALCULATION OF REGISTRATION FEE
===========================================================================================================================
                                                           PROPOSED MAXIMUM        PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES       AMOUNT              OFFERING PRICE        AGGREGATE OFFERING        AMOUNT OF
TO BE REGISTERED                  TO BE REGISTERED           PER SHARE (3)             PRICE (3)        REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
Subordinate voting shares,        1,835,192 (1)(2)          U.S. $4.32              U.S. $7,928,030        U.S. $1,005
without par value
---------------------------------------------------------------------------------------------------------------------------

(1) Represents 1,835,192 shares issuable upon exercise of options to be granted pursuant to the Registrant's Stock Option Plan.
(2) This Registration Statement shall, in accordance with Rule 416 under the Securities Act of 1933, as amended, be deemed to cover such additional shares as may be issued to prevent dilution resulting from stock splits, stock dividends or similar transactions.
(3) Estimated solely for the purpose of computing the registration fee in accordance with Rule 457(c) and 457(h)(1) of the Securities Act and based on the average of the high and the low prices of the subordinate voting shares reported on the Nasdaq National Market on June 22, 2004.

                                EXPLANATORY NOTE


                  Pursuant to General Instruction E of Form S-8, the registrant, EXFO Electro-Optical Engineering Inc. (the "Registrant"), is filing this registration statement with respect to the issuance of an additional 1,835,192 shares issuable upon exercise of options to be granted pursuant to the Registrant's Stock Option Plan (the "Plan"). On June 28, 2001, the Registrant filed a registration statement (the "Original Registration Statement") on Form S-8 (File No. 333-64004) with respect to the issuance of 4,470,961 shares issuable upon exercise shares of options to be granted pursuant to the Plan. The contents of the Original Registration Statement are hereby incorporated in this registration statement by reference.

                                    PART II


                          INFORMATION REQUIRED IN THE

                             REGISTRATION STATEMENT



EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------

4.1(a)*                    Stock Option Plan

5.1 Opinion of Fasken Martineau DuMoulin LLP regarding the legality of the securities being registered

23.1                       Consent of PricewaterhouseCoopers LLP

23.2 Consent of Fasken Martineau DuMoulin LLP (contained in Exhibit 5.1)

24.1                       Power of attorney (included on the signature page)


------------
* Incorporated by reference from Form S-8 filed on June 28, 2001 (File No. 333-64004)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Vanier, Province of Quebec, Canada, on June 28, 2004.


                                    EXFO ELECTRO-OPTICAL ENGINEERING INC.


                                    By: /s/ Germain Lamonde
                                        ---------------------------------------
                                        Name:   Germain Lamonde
                                        Title:  Chairman of the Board, President
                                                and Chief Executive Officer


                                POWER OF ATTORNEY

                  We, the undersigned, officers and directors of EXFO Electro-Optical Engineering Inc. hereby severally constitute Germain Lamonde and Pierre Plamondon, or any one of them, with full power to act without the other, our true and lawful attorneys, with full power to sign for us and in our names in the capacities indicated below, any and all amendments, including post-effective amendments, to this Registration Statement, and generally do all such things in our name and behalf in such capacities to enable EXFO Electro-Optical Engineering Inc. to comply with the applicable provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys to any and all such amendments.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities indicated on June 28, 2004:

         SIGNATURES                                     TITLE
/s/ Germain Lamonde
-----------------------------   Chairman of the Board, President and Chief Executive Officer*
    Germain Lamonde             (Principal Executive Officer)


/s/ Pierre Plamondon
-----------------------------   Vice-President, Finance and Chief Financial Officer
    Pierre Plamondon, CA        (Principal Financial and Accounting Officer)


/s/ Pierre Marcouiller
-----------------------------   Director*
    Pierre Marcouiller


/s/ David A. Thompson
-----------------------------   Director*
    David A. Thompson


/s/ Andre Tremblay
-----------------------------   Director*
    Andre Tremblay


/s/ Michael Unger
-----------------------------   Director*
    Michael Unger

         SIGNATURES                                     TITLE


/s/ Guy Marier
-----------------------------   Director*
    Guy Marier

Authorized Representative in the United States:

EXFO America Inc.


By:  /s/ Germain Lamonde
     --------------------------------------------
     Name:   Germain Lamonde
     Title:  Director

------------------------
* The Stock Option Plan, under which the Shares being registered pursuant to this Registration Statement are issuable, is subject to administration by the Board of Directors of the Registrant

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------

4.1(a)*                    Stock Option Plan

5.1 Opinion of Fasken Martineau DuMoulin LLP regarding the legality of the securities being registered

23.1                       Consent of PricewaterhouseCoopers LLP

23.2 Consent of Fasken Martineau DuMoulin LLP (contained in Exhibit 5.1)

24.1                       Power of attorney (included on the signature page)

------------------------
* Incorporated by reference from Form S-8 filed on June 28, 2001 (File No. 333-64004)